Restricted Net Assets	12 Months Ended
Dec. 31, 2010
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS
32. RESTRICTED NET ASSETS
Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s VIE subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserve. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the paid-in capital and statutory reserves of the PRC subsidiaries are not allowed to be transferred to the Company in the form of loans, advances or cash dividends. The Company does not have direct equity interests in the PRC VIE subsidiaries for which the Company is the primary beneficiary. Accordingly, no net assets of the PRC VIE subsidiaries can be transferred to the Company in the form of loans, advances or cash dividends. As of December 31, 2010, the restricted portion amounted to approximately RMB3,400.2 million or 39.1% of the Company total consolidated net assets. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and affiliates for working capital and other funding purposes, the Company may in the future require additional cash resources from the Company’s PRC subsidiaries and affiliates due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company shareholders. See “Financial Statement Schedule I”.